UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 1, 2016 (November 30, 2016)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton, Suite 1200 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 30, 2016, the Board of Directors of Range Resources Corporation (the “Company”) approved an increase to the size of the Board from ten to eleven members and the appointment of Steffen E. Palko to serve as a director of the Company. Effective the same date, Mr. Palko was appointed to serve on the Compensation Committee of the Board. Mr. Palko’s appointment is in accordance with the Voting Support and Nomination Agreement (the “Agreement”) signed on August 7, 2016 whereby, among other things, the Company and SailingStone Capital Partners LLC, SailingStone Holdings LLC, MacKenzie B. Davis and Kenneth L. Settles Jr. agreed to identify and appoint one new independent director to serve on the Company’s Board. The Agreement was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2016.

Mr. Palko was co-founder of XTO Energy Inc., serving as President and Vice-Chairman from 1986 to 2005. In addition, he held various technical positions with Southland Royalty Company including Vice President of Reservoir Engineering from 1982 to 1986. Mr. Palko earned his Doctorate in Education Leadership from Texas Christian University and holds a Bachelor of Electrical Engineering from the University of Texas at El Paso.

Family Relationships. No family relationship has ever existed between Mr. Palko and any current director or executive officer of the Company or any person contemplated to become such.

Related Party Transactions. There are no related party transactions between the Company and Mr. Palko reportable under Item. 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreements. As Mr. Palko is a non-employee director, the Company has not entered into an employment agreement with Mr. Palko. Other than being identified as the joint appointee to the Company’s Board pursuant to the Agreement, there are no arrangements between Mr. Palko and any other person pursuant to which Mr. Palko was selected as a Company director. Mr. Palko will receive the same compensation as the Company’s other non-employee directors. Upon his election as a director, Mr. Palko received an equity grant under the Company’s 2005 Equity Based Compensation Plan consisting of 3,271 shares of restricted stock.

Independence. The Board has determined that Mr. Palko is “independent” under the rules of the New York Stock Exchange and SEC rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole
Senior Vice President-General Counsel and Corporate Secretary

Date: December 1, 2016

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